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                                                                     EXHIBIT 32



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, David M. Brain, President and Chief Executive Officer of Entertainment Properties Trust (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). I hereby certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the of the registrant as of and for the end of that period.

                                      /s/ David M. Brain
                                      ------------------------------------------
                                      David M. Brain
                                      President and Chief Executive Officer
Date:  October 24, 2003

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Fred L. Kennon, Vice President and Chief Financial Officer of Entertainment Properties Trust (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report"). I hereby certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the of the registrant as of and for the end of that period.


                                      /s/ Fred L. Kennon
                                      ------------------------------------------
                                      Fred L. Kennon
                                      Vice President and Chief Financial Officer

Date:  October 24, 2003


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